UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2007 (February 7, 2007)

Anthracite Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-13937	13-3978906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 810-3333

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 7, 2007, Anthracite Capital, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Bear, Stearns & Co. Inc., as representative of the several underwriters named therein (the "Underwriters"), relating to the sale of 3,000,000 shares of 8.25% Series D Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share, par value $0.001 per share) ("Series D Preferred Stock") and the grant of an option by the Company to the Underwriters to purchase an additional 450,000 shares of Series D Preferred Stock to cover over-allotments. BlackRock Financial Management, Inc., the manager of the Company, is also party to the Underwriting Agreement with respect to certain sections. On February 8, 2007, the Underwriters exercised their over-allotment option to purchase the additional 450,000 shares of Series D Preferred Stock.

The above summary is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 hereto and incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 12, 2007, the Company issued and sold 3,450,000 shares of its Series D Preferred Stock (which included 450,000 shares pursuant to an over-allotment option granted to the Underwriters) in an underwritten offering pursuant to an effective registration statement.

In connection with the sale, on February 12, 2007, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland. The Articles Supplementary classified 3,450,000 authorized but un-issued shares of Series D Preferred Stock. The Series D Preferred Stock has the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, terms and conditions of redemption and other terms and conditions as set forth in the Articles Supplementary. The Articles Supplementary were filed as Exhibit 3.2 to the Company's Registration Statement on Form 8-A, dated February 12, 2007, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1

Underwriting Agreement, dated February 7, 2007, among the Anthracite Capital, Inc., BlackRock Financial Management, Inc. (with respect to Sections 2, 6 and 9(f)), and Bear, Stearns & Co. Inc., as representative of the several Underwriters named therein.

3.1	Articles Supplementary Relating to the Series D Preferred Stock (incorporated by reference to Exhibit 3.2 of Anthracite Capital, Inc.’s Registration Statement on Form 8-A, filed on February 12, 2007).

4.1

Form of 8.25% Series D Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 4.1 of Anthracite Capital, Inc.’s Registration Statement on Form 8-A, filed on February 12, 2007).

5.1	Opinion of Miles & Stockbridge P.C. regarding the legality of the Series D Preferred Stock.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTHRACITE CAPITAL, INC.

By:/s/ Vincent Tritto

Name:	Vincent Tritto
Title:	Secretary

Dated:	February 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated February 7, 2007, among the Anthracite Capital, Inc., BlackRock Financial Management, Inc. (with respect to Sections 2, 6, and 9(f)), and Bear, Stearns & Co. Inc., as representative of the several Underwriters named therein.

3.1	Articles Supplementary Relating to the Series D Preferred Stock (incorporated by reference to Exhibit 3.2 of Anthracite Capital, Inc.’s Registration Statement on Form 8-A, filed on February 12, 2007).

4.1

Form of 8.25% Series D Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 4.1 of Anthracite Capital, Inc.’s Registration Statement on Form 8-A, filed on February 12, 2007).

5.1	Opinion of Miles & Stockbridge P.C. regarding the legality of the Series D Preferred Stock.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.